4. INCOME TAXES (Details - Deferred taxes) - USD ($)	Jun. 30, 2016	Jun. 30, 2015
Deferred tax assets:
Net operating loss carry forwards	$ 3,396,000	$ 3,161,000
Tax credit carry forwards	439,000	414,000
Reserves and accruals not yet deducted for tax purposes	362,000	305,000
Total deferred tax assets	4,197,000	3,880,000
Valuation allowance	(4,197,000)	(3,880,000)
Net deferred tax asset	$ 0	$ 0